TCW Funds, Inc.

TCW Emerging Markets Equities Fund – Class I and Class N

Supplement dated July 2, 2012 to the

Summary Prospectus dated February 28, 2012, as amended May 31, 2012

Effective August 24, 2012, the Fund will no longer sell shares to new investors or existing shareholders, including through exchanges into the Fund from other funds of TCW Funds, Inc. The Fund will be liquidated on or about August 31, 2012, although this date may be changed without notice.

Investors Should Retain This Supplement For Future Reference